UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   November 15, 2004

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.         Results of Operations and Financial Condition.

On November 15, 2004, DPL Inc. (the “Company”) issued a press release announcing its earnings for the first nine months of 2004.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference.

Item 8.01.         Other Events

On November 15, 2004, the Company filed with the Securities and Exchange Commission (the SEC) its  Form 10-Q for the period ended September 30, 2004.

Item 9.01 (c).   Exhibits.

99.1	Press Release of DPL Inc., dated November 15, 2004.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: November 19, 2004

/s/James V. Mahoney
	Name:	James V. Mahoney
	Title:	President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)
99.1	Press Release of DPL Inc., dated November 15, 2004.	E